                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant             [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-12)
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               ANSOFT CORPORATION
                               ------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
                                 --------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       (1) Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       ------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
       ------------------------------------------------------------------------
       (5) Total fee paid:
       ------------------------------------------------------------------------
[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       ------------------------------
       (2) Form, Schedule or Registration No.:
       ------------------------------
       (3) Filing Party:
       ------------------------------
       (4) Date Filed:
       ------------------------------

                               ANSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MONDAY, SEPTEMBER 23, 2002

TO OUR STOCKHOLDERS:
-------------------

         The Annual Meeting of Stockholders (the "Annual Meeting") of Ansoft Corporation, a Delaware corporation (the "Company"), will be held on Monday, September 23, 2002, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119, for the following purposes:

         1. To elect seven directors to serve on the Company's Board of Directors to serve until the 2003 Annual Meeting of Stockholders.

         2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on July 24, 2002 as the record date for the determination of holders of the Company's Common Stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting, including those items listed above.

         You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.


                                    By Order of the Board of Directors,

                                    /s/ Nicholas Csendes

                                    Nicholas Csendes
                                    President and Chief Executive Officer

Pittsburgh, Pennsylvania
August 9, 2002

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               ANSOFT CORPORATION
                         Four Station Square, Suite 200
                            Pittsburgh, PA 15219-1119


                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Ansoft Corporation, a Delaware corporation (the "Company"), for use at the Company's 2002 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Monday, September 23, 2002, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Pittsburgh, Pennsylvania 15219-1119, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, are first being sent to stockholders on or about August 9, 2002.

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

         The Board has fixed the close of business on July 24, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On the Record Date, there were 12,223,132 shares of common stock of the Company, par value $.01 per share ("Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

         Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

         Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

QUORUM; VOTES REQUIRED

         The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

         For all proposals other than for the election of directors, a majority of the votes cast at the Annual Meeting are required for the adoption of the proposals described below. For the election of directors, the seven (7) nominees receiving the greatest number of affirmative votes will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect either on the minimum number of affirmative votes necessary or the outcome of the election of directors. Abstentions will be counted as shares present at the Annual Meeting and will thus increase the minimum number of affirmative votes necessary to approve these proposals. Because they will not be recorded as votes in favor of such proposals, however, abstentions will have the effect of votes against such proposals.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of seven persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below, each of whom is presently a director of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified or until the earlier of his death, resignation, or removal.

         The names of the nominees for the Board of Directors is set forth below.

                                                 Director
Name                                   Age       Since
----                                   ---       -----
Zoltan J. Cendes, Ph.D.                56        1984
Nicholas Csendes                       58        1984
Thomas A.N. Miller                     55        1984
Peter Robbins (2)                      60        2001
Ulrich L. Rohde, Ph.D. (2)             62        1997
John N. Whelihan (1) (2)               58        1996
Jacob K. White, Ph.D.(1)               43        1996
--------------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

BACKGROUND OF DIRECTORS

         Dr. Zoltan J. Cendes is a founder of Ansoft and has served as Chairman of the Board of Directors of the Company and its chief research scientist since its formation in 1984. Since 1982, Dr. Cendes has been a university professor in electrical and computer engineering at Carnegie Mellon University. Dr. Cendes has lectured throughout North America, Europe and Asia on the topic of electromagnetics and finite element analysis and has published over 200 publications on these topics. Dr. Cendes directs the research efforts of Ansoft.

         Nicholas Csendes is a founder of Ansoft and has served as President, Chief Executive Officer and Secretary since 1992 and a director since 1984. Mr. Csendes was a senior investment officer with Sun Life of Canada, a major international financial institution focusing on the sale of life insurance and retirement products ("Sun Life"), for over 15 years. Since 1985, Mr. Csendes has been involved with various public and private companies including a publicly-held interactive software company.

         Thomas A.N. Miller is a founder of Ansoft and has served as a director since 1984 and served as Chief Financial Officer from 1994 to May 1997. In January 2001, Mr. Miller was appointed Executive Vice President. Since 1985, Mr. Miller has been involved with various public and private companies including a publicly-held interactive software company.

         Peter Robbins became a director in May 2001. From 1982 to 1999, Mr. Robbins was a Senior Vice President of Franklin Portfolio Associates (FPA), and one of its original founders. FPA is an institutional asset manager with over $15 billion under management. Mr. Robbins is a trustee and investment committee member of the China Medical Board of New York, a foundation that funds health related projects in China and parts of South-East Asia.

         Dr. Ulrich L. Rohde became a director of the Company in April 1997. Dr. Rohde has more than 20 years of experience with microwave circuit theory and technology. He has published numerous articles and books on the subject and has lectured throughout North America, Europe, and Asia. Dr. Rohde was the President and Chief Executive Officer of Compact Software, Inc. from 1985 to 1997. Dr. Rohde currently is President of Communications Consulting Corporation, Chairman of Synergy Microwave Corporation, and a partner of Rohde & Schwarz.

         John N. Whelihan became a director of the Company in March 1996. Since 1994, Mr. Whelihan has served as Vice President of Sun Life of Canada, a major international financial institution. Mr. Whelihan is in charge of U.S. private placements.

         Dr. Jacob K. White became a director of the Company in February 1996. Since 1991, Dr. White has been a Professor of electrical engineering and computer science at the Massachusetts Institute of Technology ("MIT"). Dr. White is a renowned expert at mathematical modeling, simulation, and virtual prototyping of complex electronic and communication systems.

         All directors hold office until the next annual meeting of the stockholders and until their successors have been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board. Dr. Zoltan J. Cendes and Mr. Nicholas Csendes are brothers. There are no other family relationships between any of the directors or executive officers of the Company.

THE BOARD RECOMMENDS VOTING FOR ALL OF THE NOMINEES LISTED ABOVE.

ADDITIONAL INFORMATION RELATING TO BOARD OF DIRECTORS AND COMMITTEES THEREOF

BOARD COMMITTEES

         The Board met three times during the fiscal year ended April 30, 2002. The Board has an Audit Committee and a Compensation Committee. No director attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which he served during the fiscal year ended April 30, 2002.

         Audit Committee. The Audit Committee of the Board of Directors provides assistance and reports to the Board as a function of the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. The Audit Committee is comprised of three directors: John N. Whelihan, Ulrich L. Rhode, Ph.D., and Peter Robbins each of whom is an independent director. The Audit Committee met two times during the fiscal year ended April 30, 2002.

         Compensation Committee. The Board has a Compensation Committee, consisting of Mr. Whelihan and Dr. White, each of whom is an independent director. The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans, administering the Company's incentive compensation plans and making recommendations to the full Board on these matters. The Compensation Committee met once during fiscal 2002.

REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended April 30, 2002, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         Each member of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee's activities are governed by a written charter adopted by the Board, a copy of which has been filed with the Securities and Exchange Commission.

         In discharging its responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG LLP, to review the Company's audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61. The Audit Committee received a formal written statement from the independent auditors relating to independence consistent with Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact the auditors' objectivity and independence.

         Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002.

                                                   THE AUDIT COMMITTEE
                                                   John N. Whelihan
                                                   Ulrich L. Rohde
                                                   Peter Robbins


INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected KPMG LLP as its independent auditors for the current year. A representative of KPMG LLP is expected to be present at the Annual Meeting, will not be making a statement and will be available to respond to appropriate questions.

         Audit Fees. Fees billed to the Company by KPMG LLP for the 2002 fiscal year annual audit of its financial statements included in its Annual Report on Form 10-K for the year ended April 30, 2002, and for review of the financial statements included in the Company's fiscal year 2002 Quarterly Reports on Form 10-Q totaled approximately $117,050.

         Financial Information Systems Design and Implementation Fees. KPMG LLP did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended April 30, 2002.

         All other Fees. Fees billed to the Company by KPMG for all other non-audit services rendered to the Company, including tax related services, totaled approximately $112,001.

         The Audit Committee considered whether the provision of non-audit services rendered by KPMG LLP to the Company was compatible with maintaining KPMG's independence and concluded that KPMG LLP's independence was not impaired.

DIRECTOR COMPENSATION

         Non-employee directors receive $1,000 per meeting at which they attend and are reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and its committees. At the closing of the Company's initial public offering in April 1996, the non-employee directors were granted options to purchase 30,000 shares of Common Stock of the Company. In addition, on December 15, 1998, the non-employee directors were granted options to purchase 25,000 shares of Common Stock of the Company. Such options are subject to vesting over a five-year period commencing from the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of, and changes to, their beneficial ownership of such securities with the Securities and Exchange Commission and to furnish copies of all Section 16(a) filings to the Company. The Company is required to report in this statement any failure to timely file reports during fiscal 2001. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten percent shareholders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 31, 2002 (i) each person who is known to us to own beneficially more than 5% of the outstanding ordinary shares (ii) by each of the Company's directors (each of whom has been nominated to serve an additional one year term), (iii) by the Company's Executive Officers, and (iv) by all current executive officers and directors as a group.


                                                            Amount and Nature of          Percent of
Beneficial Owner                                            Beneficial Ownership           Class (3)
----------------------------------------------------------- --------------------------- ----------------
David L. Babson and Co., Inc. (1)                                      658,800                 5%
Frontier Capital Management Co., LLC (2)                               648,282                 5%
Nicholas Csendes (4)                                                 1,699,003                15%
Thomas A.N. Miller (5)                                               1,572,003                14%
Zoltan J. Cendes (6)                                                 1,177,618                10%
Peter Robbins (11)                                                       2,000                  *
Ulrich L. and Meta M. Rohde (7)                                      1,287,728                11%
Tony Ryan (10)                                                          48,300                 *
John N. Whelihan (8)                                                    41,000                 *
Jacob K. White (9)                                                      26,000                 *
All directors and named officers as a group
   (8 persons) (4)(5)(6)(7)(8)(9)(10)                                5,853,652                47%

--------------------
*Less than 1%.

The address of each beneficial owner is Four Station Square, Pittsburgh, PA 15219 unless otherwise stated

(1) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from David L. Babson and Co., Inc.'s Schedule 13G, Amendment No. 1 filed on March 31, 2002 with the Securities and Exchange Commission. The Address of David
         L. Babson and Co., Inc. is One Memorial Drive, Suite 1100, Cambridge, MA, 02142-1300

(2) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from Frontier Capital Management Co., LLC's Schedule 13G, Amendment No. 1 filed on March 31, 2002 with the Securities and Exchange Commission. The Address of Frontier Capital Management Co., LLC is 99 Summer Street, 19th Floor, Boston, MA 02110-1200.

(3) The information contained in the table above reflects "beneficial ownership" of the Common Stock within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power.

(4) Includes 92,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(5) Excludes 147,000 shares held by trusts for the benefit of certain family members of Mr. Miller with respect to which trusts Mr. Miller is not a trustee and disclaims any beneficial ownership. Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(6) Includes 367,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(7) Dr. Ulrich Rohde and Dr. Meta Rohde share voting power and dispositive power with respect to all such 1,277,728 shares. Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(8) Includes 35,000 shares issuable upon exercise of options exercisable within 60 days after July 31, 2002. Also includes 6,000 shares jointly owned with Mr. Whelihan's spouse.

(9) Includes 26,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(10) Includes 48,300 shares issuable upon exercise of options exercisable within 60 days of July 31, 2002.

(11)     Includes 2,000 shares jointly owned with Mr. Robbins' spouse.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         All executive compensation decisions are made by the Compensation Committee of the Board of Directors (the "Compensation Committee") which is currently composed of two independent, non-employee directors, John N. Whelihan and Jacob K. White. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         With respect to the compensation of executive officers other than the President and Chief Executive Officer, the Compensation Committee received and considered significant input from the President. Other than the Company's standard form of Non-Competition and Confidentiality Agreement, there are currently no employment agreements with any of the executive officers which fix the annual salaries of the executive officers, and no part of executive compensation has been strictly tied to statistical operating performance criteria, other than the bonus plan discussed below.

         Based on a review of public filings by other comparable publicly-held software companies, the Compensation Committee believes that the annual base salaries and bonuses of the Company's executive officers, including its Chief Executive Officer, generally are and have been set no higher than the annual base salaries and bonuses paid to executive officers of other software companies.

         During the past fiscal year, the Company granted stock options to its Chief Executive Officer, Chief Technology Officer and to all of the Company's employees. All of the Company's employees participate in a Company-sponsored bonus plan under which the Company awards stock options and bonuses based on the achievement of certain revenue milestones.
                                                     THE COMPENSATION COMMITTEE
                                                     John N. Whelihan
                                                     Jacob K. White

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Jacob K. White and John N. Whelihan serve as members of the Compensation Committee of the Board of Directors. Neither Dr. White nor Mr. Whelihan is or has been an officer of the Company.

         In February 2001, Dr. Jacob White agreed to spend his sabbatical building a research and development team and creating a technology core for Altra Broadband, a wholly owned subsidiary of Ansoft. Pursuant to the arrangement, Dr. White receives $10,000 per month. All applicable copyrights, patents, technology and intellectual property developed under this arrangement are transferred on an exclusive basis to the Company, who will own them and have the unlimited, exclusive and unimpeded rights to commercialize the work.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the aggregate cash compensation for services in all capacities to the Company for the year ended April 30, 2002 for the Named Executive Officers of the Company and compensation received by each such individual in the two prior fiscal years.

                                                                                    Long-Term Compensation
                                                     Annual Compensation                    Awards
                                                                                          Securities
Name and Principal Position           Year        Salary ($)       Bonus ($)        Underlying Options (#)
---------------------------------- ----------- ----------------- --------------- -----------------------------
Nicholas Csendes                      2002         $233,333              $4,000            200,300
  President and                       2001         $200,000              $2,000              800
 Chief Executive Officer              2000         $200,000                  --              200

Zoltan J. Cendes, Ph.D.               2002         $233,333              $4,000            200,300
  Chairman of the Board and           2001         $200,000              $2,000              800
  Chief Technology Officer            2000         $200,000                  --              200

Thomas A.N. Miller (1)                2002         $120,000             $91,733             50,000
  Executive Vice President            2001          $25,750             $16,667               --



Tony Ryan                             2002         $140,000             $50,200             40,300
  Chief Financial Officer             2001         $128,333              $1,250              800
                                      2000         $115,000                  --             30,200

(1) Mr. Miller was appointed to office in January 2001.

    The following table sets forth information concerning the stock options granted to each of the Company's Named Executive Officers in fiscal 2002:

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF STOCK
                                                                                   PRICE APPRECIATION
                                          INDIVIDUAL GRANTS                       FOR OPTION TERM(1)
                         -----------------------------------------------------------------------------------
                         NUMBER OF    % OF TOTAL
                        SECURITIES      OPTIONS
                        UNDERLYING    GRANTED TO
                          OPTIONS    EMPLOYEES IN   EXERCISE OR   EXPIRATION
        NAME              GRANTED     FISCAL YEAR   BASE PRICE       DATE          5%             10%
  ----------------      ----------  --------------------------- ------------------------------------ -------
                            (#)           (%)        ($/SHARE)                     ($)            ($)
  Nicholas Csendes       200,300        15%          $9.04        9/30/11     $1,138,768       $2,885,861

  Zoltan J. Csendes      200,300        15%          $9.04        9/30/11     $1,138,768       $2,885,861

  Thomas Miller           50,000         4%          $9.04        9/30/11      $284,260         $720,372

  Tony Ryan               40,300         3%          $12.92      12/11/11      $327,494         $829,933

  ---------------------


(1) Assumes, from the date of grant of the option through its ten year expiration date, a hypothetical 5% and 10% per year appreciation (compounded annually) in the fair market value of the Common Stock. The 5% and 10% rates of appreciation are set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the Common Stock. If the Common Stock does not increase in value from the date of grant of the stock option, such option would be valueless.

FISCAL YEAR-END OPTION VALUES

                                                                     Number of Securities                   Value of Unexercised
                               Shares                           Underlying Unexercised Options           In-the-Money Options at FY
                              Acquired                                   at FY-End (#)                            End ($)
Name                         On Exercise  Value Realized           Exercisable/Unexercisable           Exercisable/Unexercisable (1)
                                                (2)
---------------------------- ------------ ---------------- ------------------------------------------ -----------------------------
Nicholas Csendes                  -              -                     92,300 / 260,000                     $564,949 / $825,100

Zoltan J. Cendes, Ph.D.           -              -                     367,300 / 260,000                   $2,543,949 / $825,100

Thomas A.N. Miller                -              -                      15,000 / 60,000                      $92,775 / $175,350

Tony Ryan                      10,000        $114,500                   48,300 / 64,000                      $290,809/ $141,690

(1) Value per share is defined as the market price of Ansoft stock at year-end minus the exercise price of the option. The market price of Ansoft stock on April 30, 2002 was $ 11.310.
(2) Value is defined as the market price of Ansoft stock as of the date of exercise minus the exercise price of the option.


EQUITY PLAN COMPENSATION INFORMATION

         All equity compensation plans have been approved by security holders. As of April 30, 2002, 3,637,000 shares were reserved for issuance upon the exercise of outstanding options, including both vested and unvested options. The waited average exercise price was of all outstanding options was $5.18. As of April 30, 2002, 640,000 shares of common stock are reserved for issuance of future option grants under existing plans.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Other than the Company's standard form of Non-Competition and Confidentiality Agreement, the Company does not presently have any employment contracts in effect with the Named Executive Officers. The Company does not have any compensatory plans or arrangements in place with the Named Executive Officers that would provide benefits to such persons upon their resignation, retirement or other termination of the Named Executive Officers. Compensation for the Named Executive Officers is currently set by the Board of Directors of the Company.

PERFORMANCE GRAPH

         The following graph shows the cumulative total stockholder return on the Common Stock from April 3, 1996 (the last trading day before the date of the Company's initial public offering) through April 30, 2002, as compared to the returns of the Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Computer Index. The graph assumes that $100 was invested in the Common Stock of the Company and in the Total Return Index for The Nasdaq Stock Market
(US) and the Nasdaq Computer Index as of April 3, 1996, and assumes reinvestment of dividends.

                                    [GRAPH]


                                             Total Return Index

    Measurement period                Ansoft                   The Nasdaq               Nasdaq Computer
   (Fiscal Year covered)            Corporation             Stock Market (US)                Index
---------------------------- -------------------------- -------------------------- --------------------------
          4/3/96                        100                        100                        100
          4/30/96                        84                        108                        112
          4/30/97                        56                        115                        124
          4/30/98                       159                        171                        193
          4/30/99                        88                        235                        296
          4/30/00                       151                        356                        430
          4/30/01                       109                        194                        235
          4/30/02                       133                        156                        165

                                  OTHER MATTERS

         The Board knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                            SOLICITATIONS OF PROXIES

         The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone. In addition, the Company has retained American Stock Transfer to act as the Company's registrar and transfer agent and to assist in the solicitation of proxies from brokers, nominees, institutions and individuals on behalf of the Company. In return for such services, the Company pays American Stock Transfer & Trust Company a monthly $500 fee. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 2003 proxy statement and to be properly considered at the 2003 Annual Meeting, stockholder proposals must be received by the Company no later than April 17, 2003, and must otherwise comply with the requirements as set forth in Rule 14a-8.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2002 (which is not part of the Company's proxy soliciting material) is being mailed with this proxy statement.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               ANSOFT CORPORATION

         The undersigned stockholder(s) of Ansoft Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2002 Annual Meeting, and hereby appoints Nicholas Csendes and Anthony L. Ryan, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. local time on Monday, September 23, 2002, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                      PLEASE MAIL IN THE ENVELOPE PROVIDED

/X/ Please mark your votes as in this example.

                                            FOR all nominees listed below,       WITHHOLD authority to vote for all
                                                  except as indicated                         nominees
1.  ELECTION OF DIRECTORS
                                                          / /                                    / /

Instructions: To withhold authority for any individual nominee, mark "For" above, and strike a line through the name of the nominee or nominees as to whom you wish to withhold authority.

Nominees:       Nicholas Csendes                      Peter Robbins
                Zoltan J. Cendes, Ph.D.               John N. Whelihan
                Thomas A.N. Miller                    Jacob K. White, Ph.D
                Ulrich L. Rohde, Ph.D.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature:
           ---------------------------------------------------------------------

Signature (if held jointly)
                            ----------------------------------------------------

Dated:
       -------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons are required. A corporation shall sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.